Exhibit 10.1
AMENDMENT TO TYLER GLOVER 2023 EMPLOYMENT AGREEMENT

WHEREAS, effective as of October 13, 2023, Texas Pacific Land Corporation, a Delaware Corporation (the “Company”), and Tyler Glover (“Employee”), entered into an Amendment and Restated Employment Agreement (referred to herein as the “Employment Agreement”);

WHEREAS, under the current terms of the Employment Agreement, such Agreement is set to expire as of December 31, 2026, subject to an automatic renewal of one year unless either party to the Employment Agreement advises the other party of their intent not to renew the Agreement (“Renewal Provision”); and

WHEREAS, the Company and the Employee now wish to revise the Renewal Provision of the Employment Agreement in accordance with the terms of this Amendment (“Amendment”).

NOW THEREFORE, the Employment Agreement is hereby amended as follows:

1.Section 3 of the Employment Agreement is hereby amended in its entirety to read as follows—

    Term. Except as otherwise provided in this Agreement, Employee’s term of employment under this Agreement shall continue in effect after December 31, 2026 until December 31, 2029 (the “Term”). Thereafter, this Agreement shall automatically renew for subsequent periods of one (1) year (“Renewal Term”), unless either party provides written notice to the other at least 120 days prior to the end of the Term (or any Renewal Term thereafter) of its intention not to renew this Agreement or unless this Agreement is otherwise terminated as set forth in this Agreement. The period during which Employee is employed by the Company under this Agreement is hereinafter referred to as the “Employment Term.”

    2.    Except as specifically revised by this Amendment, all of the terms and conditions of the Employment Agreement shall remain in full force and effect. This Amendment, together with the remaining terms of the Employment Agreement constitute the entire terms of the Employment Agreement, and this Amendment shall not be revised except by a written instrument which specifically states that it is revising the Employment Agreement or this Amendment.

IN WITNESS WHEREOF, this Amendment to the Employment Agreement, as agreed to by both the Company and the Employee, is effective as of the 25th day of September, 2026.

EMPLOYEE:

                    By:     /s/ Tyler Glover
                        Tyler Glover

                        TEXAS PACIFIC LAND CORPORATION:

                        By:    /s/ Micheal Dobbs
                            Name: Micheal Dobbs
                            Title:     Senior Vice President, General
                                    Counsel and Secretary

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